广州市房屋租赁合同

第一条 合同当事人

出租人（甲方）：广州耀中房地产发展有限公司

承租人（乙方）：美国一力农业集团公司广州代表处

根据国家、省、市有关法律、法规及有关规定，甲乙双方本着平等、自愿的原则，经协商一致订立本合同，并共同遵守。

第二条 甲方同意将坐落在天河区 林和西 路 / 街（巷、里）3-15 号 3801/21 房号的房地产（房地产权证号码 / ）出租给乙方作 办公 用途使用，建筑（或使用）面积 457.5547 平方米，分摊共用建筑面积 —— 平方米。

第三条 甲乙双方协定的租赁期限、租金情况如下：

租赁期限	月租金额（币种：人民币 ）元	
	小写	大写
2012 年 7 月 9 日至 2012 年 7 月 23 日	零	免租期
2012 年 7 月 24 日至 2014 年 7 月 8 日	74581.40	柒万肆仟伍佰捌拾壹元肆角整
		以下空白

注：期限超过 20 年的，超过部分无效。

租金按 月（月、季、年）结算，由乙方在每 月（月、季、年）的第 5 日前按 银行转帐 付款方式缴付租金给甲方。

第四条 乙方已向甲方交纳（人民币）149162.80 元保证金（可

以收取不超过三个月月租金数额），甲方应在租赁期满或解除合同之日将保证金退回乙方（退回乙方、抵偿租金）。

第五条 双方的主要职责

1、甲乙双方应当履行《民法通则》、《中华人民共和国合同法》、《广东省城镇房屋租赁条例》、《广州市房屋租赁管理规定》等有关法律法规的规定和义务。

2、甲乙双方应当协助、配合有关部门做好房屋租赁、房屋安全、消防安全、治安、计划生育及生产销售假冒伪劣商品的查处工作。

第六条 甲方的权利和义务：

1. 依照合同约定将房屋及设备交付乙方使用。未按约定提供房屋的，每逾期一日，须按月租金额的0.5%向乙方支付违约金。

2. 甲方应负的其他修缮责任：详见补充协议

以下空白

3. 租赁期间转让该房屋时，须提前3个月（不少于3个月）书面通知乙方；抵押该房屋须提前90日书面通知乙方。

4. 发现乙方擅自改变房屋结构、用途致使租赁物受到损失的，或者乙方拖欠租金6个月以上的，甲方可解除合同，收回房屋，并要求赔偿损失。

第七条乙方的权利和义务：

1. 依时交纳租金。逾期交付租金的，每逾期一日，乙方须按当月租金额的0.5%向甲方支付违约金。

2、乙方应负的其他修缮责任：详见补充协议

以下空白

3. 租赁期届满，应将原承租房屋交回甲方；如需继续承租房屋，应提前90日与甲方协商，双方另行签订合同。

第八条 其他约定 详见补充协议

以下空白

第九条 甲乙任何一方未能履行本合同规定的条款或者违反有关法律、法规，经催告后在合理期限内仍未履行的，造成的损失由责任方承担。

第十条 在租赁期内，如遇不可抗力，致使合同无法履行时，甲乙双方应按有关法律规定及时协商处理。

第十一条 本合同一式 肆 份，甲乙双方各持一份，送一份给街（镇）出租屋管理服务中心备案。

第十二条 本合同履行中如发生争议，双方应协商解决，协商不成时，依法向人民法院起诉，或向 —— 仲裁委员会申请仲裁。

第十三条 本合同自双方签字之日起生效。

甲方（签章）：

法定代表人：

______证件号码： B304024.6

委托代理人：

______证件号码：

地址：

联系电话：

2012 年 7 月 11 日

乙方（签章）： 美国一力农业集团公司广州代表处 AGRO FOOD.INC.GUANGZHOU OFFICE

法定代表人：

______证件号码： E401006

委托代理人：

______证件号码：

地址：

联系电话： 8700351

2012年 7 月 11 日

经审查，该合同以穗租备　　　　号予以登记备案。

经办人：　　　　租赁登记备案机关（签章）　　年　　月　　日

经审查，该合同以穗租备　　　　　　　　号予以登记备案。但该房屋具有《广州市房屋租赁管理规定》第　　条第　　项情形，或出租人未履行第　　条　　款义务，予以注记。

经办人：　　　　　租赁登记备案机关（签章）　　年　　月　　日

经审查，该房屋的出租人已按照《广州市房屋租赁管理规定规定整改完毕，符合出租条件，注销注记。

经办人：　　　　　租赁登记备案机关（签章）　　年　　月　　日

经审查，该合同以穗租终　　　　　　　　号予以注销备案。

经办人：　　　　　租赁登记备案机关（签章）　　年　　月　　日

补充租赁合同

订立本补充租赁合同（以下简称[补充合同]）为双方：

出租方（以下简称[甲方]）：广州耀中房地产发展有限公司
地址：
法定代表人：
承租方（以下简称[乙方]）：美国一力农业集团公司广州代表处
地址：
法定代表人：（如为单位客户）

甲方同意将下述物业出租给乙方，双方经过充分协商，特订立补充合同附件，以便共同遵守。补充合同为甲乙双方签订的《广州市房屋租赁合同》（以下简称[主合同]）的不可分割的组成部分。主合同与补充合同以下合称为“本合同”。

第一条 物业名称、地址及面积

广州市林和西路3-15号耀中广场（以下简称[该广场]）
第 38 层 01/21 号单元（以下简称[该物业]）
建筑面积 457.5547 平方米。

第二条 用途

该物业只能作办公室使用。

第三条 租期

由 2012 年 7 月 9 日起至 2014 年 7 月 8 日止。

第四条 租金、管理费、水电费及其它费用

1. 每月租金为人民币 74581.40 元。不包括管理费及其它费用。乙方须于公历每月之第三个工作日前缴付当月租金予甲方指定之银行帐户内，逾期视为拖欠，甲方可按照本补充合同第九条第2（i）点规定执行。

2. 每月管理费为人民币 12811.53 元，乙方须按管理公司缴费通知书上规定的缴费时间缴付当月管理费予管理公司，逾期视为拖欠，甲方可按照补充合同第九条第2(ii)点规定执行。

3. 乙方在签订本合同时须缴纳相当于两个月租金的租赁保证金、相当于两个月管理费的管理费保证金共人民币 174785.86 元，该款项作为乙方的履约保证金。在租赁期内，租赁保证金由甲方保管。租赁期满终止合同后，甲方及管理公司将履约保证金在乙方缴清一切租金和费用以及完全履行本合同的责任与义务后十四个工作日内无息退还予乙方。

4. 乙方在签订本合同时须缴纳壹个月租金及壹个月管理费（即人民币￥ 87392.93 元），此款项将当作乙方正式迁入该物业时的首月租金及管理费。如乙方正式迁入该物业的日期并非当月首日，则乙方应于次月第三个工作日前向甲方补缴首月实际承租期的租金。

5. 乙方可享有免租期 15天（2012 年 7月 9日起至 2012 年 7月 23日止），在此期间乙方仍须缴付物业管理费。如乙方于租赁期满前退租，甲方除有权追收乙方在退租时直至租赁期满之间的租金外，甲方有权补收乙方已享用之免租期间之租金。

第五条 电费及电讯费的缴交办法

1. 电费 ——乙方以实际使用量及政府收费标准自行缴纳电费。

2. 电讯费——乙方的电话费（包括市内、市外、国际长途电话费）、传真、宽带网络等各项通讯及线路租／使用的费用，每月根据服务供应商等有关机构发出的收费单由乙方缴交。

第六条 付款

乙方应以人民币支付履约保证金、租金及其他费用。
甲方指定的银行账户：中国银行广州林和西路支行，
受款人为：广州耀中房地产发展有限公司，
帐号为：6990-5775-4146

管理费及管理保证金:
甲方指定的银行账户：中国银行广州林和西路支行，
受款人为：广州市耀中物业管理有限公司，
帐号为：7107-5775-4143

第七条 室内装修设施

甲方于租赁期内提供以下之室内装修设施予乙方使用：
1. 中央空调系统
2. 自动喷淋系统、烟感器（安装费用和安装牵连费用由乙方承担）
3. 假天花及大门
4. 室内天花照明灯盘（未接电源）
5. 浮升地台连地毯

第八条 出入所租单元

甲方可在给予乙方预先通知后，于甲乙双方同意之时间内带领有承租或购买意向的客户进入该物业看楼。

第九条 乙方的责任

乙方同意于租赁期间遵守下列条款及条件：

1. 接受管理公司的统一管理，遵守该广场业主公约、装修手册及管理公司不时为该广场公共地方及设施之日常管理事宜及在确保租赁双方之共同利益前提下而不时制定及修改之物业管理守则。

2. 乙方须按时缴付租金、管理费、及一切相关费用，如逾期缴交，甲方可向乙方行使以下权益：

(i) 乙方如逾期七天未缴付租金，甲方有权即时向乙方发出书面通知要求乙方立即缴付租金，如乙方收到甲方发出书面通知后十四天内仍未缴付租金，甲方有权即时收回该物业，并保留向乙方追讨租金和其它损失的权利。

(ii) 乙方如拖欠租金、管理费达七天，甲方有权即时通过管理公司向乙方发出书面通知要求乙方立即缴付欠款及滞纳金（如有），如乙方收到该书面通知后十四天内仍未缴足欠款，甲方有权即时要求管理公司停止向该物业供应电、中央空调或该广场内之其它设施。

在不影响甲方其它权益（包括但不限于本条(i)及(ii)点）的前提下，如乙方逾期未交纳依照本合同规定的各种款项，甲方有权随时收回该物业，及在逾期当日开始收取违约金，违约金按照每逾一日按欠款总额的0.5%收取。

3. 乙方在租赁期内，必须以合理防御措施，保护该物业内设备的无损（自然折旧及由于第十三条所列原因而引致的损毁除外）。乙方不得擅自改变该物业的结构及用途。乙方如因故意或过失造成该物业及其设备的毁损，须负责恢复原状（自然折旧除外及由于补充合同第十三条款所列原因而引致的损毁除外）或赔偿合理之经济损失，凡毁损该物业内牵涉到该广场的大厦中央系统设施及设备（包括消防、保安、空调、通讯、电器等系统）的维修，由管理公司指定该广场或该物业专业人员负责维修，费用由乙方承担。乙方如须重新装修该物业（可由乙方委派装修工程公司负责装修），须事先书面通知管理公司并取得书面同意（该书面同意不应被不合理地拒绝或延迟），重新装修费用和装修相关费用由乙方承担。

4. 负责该物业内部的一般清洁卫生工作。

5. 保持该物业内部清洁完好（自然折旧及由于第十三条所列原因而引致的损毁除外，其中包括但不限于地面铺设，内部粉饰或墙壁，地面，天花板的其它表面材料，以及各种不动产附属物，如门窗，电器线路及电器设施等的清洁完好）。如属于由乙方或其客人造成对该物业或该广场的损害，甲方修复的费用由乙方如数缴付。

6. 在暴风雨来临之前采取一切适当措施，保护该物业不受损害。

7. 不得及不得允许他人在该物业的地面放置超过设计荷载的物品。

8. 不得及不得允许他人在该物业内存放武器、弹药、硝石、火药、火油或进行其它易爆违法危险的活动。

9. 保证在该物业内所从事经营活动的合法性，自行负责申领相关法律法规规定的证照等行政许可文件，不得及不得允许他人利用该物业进行违法的活动。

10. 不得及不得允许他人在该物业内进行公开拍卖、殡仪、医疗、色情、博彩、批发及零售等活动。

11. 不得及不得允许他人在该广场各层电梯大堂、楼梯、通道及其它公用地方堆放或留置箱物、家具、垃圾、以致阻塞这些地方的通行。

12. 租赁期满或双方同意或按本合同规定提前终止本合同时，须将该物业恢复交付时的

状态交还甲方，或经甲方同意保留退租时的装修无须还原，并保持其完好（自然折旧或该物业的潜在缺陷或补充合同第十三条所述之情况除外）。乙方不得以任何理由要求甲方收购或补偿其装修或相关设施。同时，如因乙方原因导致未能在本合同期满以前办妥交接手续，则自本合同终止日后第一日起至交接手续办妥之日止，乙方仍须按日支付租金及管理费，但此费用之支付并不意味双方租赁关系之继续，同时，乙方应赔偿甲方因此而引致之损失。

13. 在未得到甲方及管理公司书面同意之前，乙方不得及不得允许他人在该广场任何地方包括外墙及公共地方挂上广告招牌或海报，但乙方可于甲方和管理公司书面同意的地方悬挂有关该公司名称或商标的招牌。

14. 未经甲方或管理公司特别许可，不得及不得允许他人在该物业内留宿。

15. 乙方需购买必要的保险，包括但不限于乙方在该物业办公财产保险等。

16. 乙方装修如涉及水、电、煤气、消防、通信、空调及排污等中央系统的接驳、更改或搬移，必须取得管理公司的书面同意，必要时由管理公司指定的施工队施工，费用由乙方支付。

17. 在获得甲方书面同意前，乙方不得将该物业的全部或部分，以转租、分租、无偿或以任何其他方式提供予第三方使用，如违反则视为乙方单方面违约，本合同在转租、分租、无偿或以任何其他方式提供予第三方使用之日起解除，履约保证金不予退还，甲方因此遭受的一切损失，由乙方负责全部赔偿。

第十条 <u>合约终止</u>

如乙方于租期内违反本合同的条款或单方终止本合同，甲方有权即时选择停止供应电力及空调、停止提供电话线或该广场内之其它设施、没收乙方已付之当月租金及履约保证金、终止合同、责成乙方于通知起十四日内按合同要求交回该物业、并清除室内属于乙方的物品，否则该物品将视为弃置物由甲方处理，并向乙方索偿一切有关费用及损失。

租赁期内任何一方无法定或约定的理由而单方提出解除合同的，另一方有权要求赔偿损失，除有权向违约方追收租赁存续期内租金总额外，并有权按本合同约定租期内租金总额的 20%收取违约金。

第十一条　　<u>甲方的责任</u>

甲方同意于租赁期间遵守下列条款及条件：

1. 按补充合同第三条之约定时间，向乙方提供具备办公条件的物业。
2. 甲方无权在乙方合法使用该物业的情况下滋扰乙方对该物业之使用。

3. 保证乙方、其人员及客人于租赁期内在不违反任何租赁条款及法规的情况下，有权正常使用该物业及自由出入该广场的公共场所。

4. 保证乙方租赁及使用该物业的权利不受任何按揭、租约或其它有关之契约的负面影响。于本合同期内，不论该物业的产权如何变更，乙方对该物业的租赁行为将得到合理的保证。否则乙方有权要求终止本合同并要求退还乙方所有履约保证金（无息）并赔偿乙方由此造成的经济损失。同样，甲方应保证其物业受让人承认本合同内全

部甲方对乙方应尽的职责和责任。

5. 在租赁期内向乙方作如下保证：

(1) 该物业是按照有关建筑及防火规定建成及保养；
(2) 该物业适合作为办公用途；
(3) 促使该广场的管理公司对该广场的公用地方和设备作定期安全检查、保养和维护；
(4) 负责办理与本合同有关的各项法定登记备案手续，其费用按规定各自承担。

6. 如果甲方将该物业出售或转让予第三方，甲方应尽量在出售或转让前三个月书面通知乙方，乙方在同等条件下，享有优先购买权。若乙方在收到甲方发出书面通知后七个工作日内未向甲方提交优先购买权书面通知则视为乙方放弃购买。此外，甲方应促使受让人向乙方出具一份书面保证，确认本合同的一切条款和条件对受让人均有约束力，受让人在本合同期满或提前终止时按照本合同约定的时间将履约保证金无息退还乙方，否则甲方仍应就履约保证金的退还对乙方负有责任。如果甲方违反本合同项下的任何声明、保证或其它义务，甲方应就违约行为而给乙方造成的任何损失、损坏和费用予以赔偿。

第十二条　续约

租赁期届满，甲乙双方未续定合同且甲方要求收回房屋，乙方逾期不交出承租房屋的，甲方除限期乙方迁出和补交占用期租金外，并有权按占用期内租金总额的20%收取违约金。

若乙方拟于本合同期满后续约，须于本合同期满前三个月前以书面形式向甲方提出续约要求及条件，并与甲方另行签订租赁合同，否则，本合同在期满时即终止。

第十三条　不可抗力

如果该物业或任何部分在租赁期内任何时候因火、烟、水、暴风雨、风、台风、有缺陷的建筑、白蚁、地震或任何不可预见的灾难或其它不可抗力事件而被毁坏或破坏，根据所受破坏的性质和程度而按本合同支付的租金、管理费和其它费用或上述费用中的合理部分，乙方应终止支付，直至该物业恢复适合使用时为止。如破坏发生后一个月内仍未获得纠正，乙方有权通过发给甲方书面通知而立即终止本合同。甲方应于收到乙方终止本合同通知后十四天内向乙方无息退还所有预先支付的租金、履约保证金，互不追究责任。

第十四条　其它费用

一切有关本合同之登记费及印花税等均按广州市政府规定由甲乙方各自承担。

第十五条　管理公司

管理公司系指甲方或该广场业主委员会依法选定的专业物业管理公司，负责提供物业管理服务，并收取该广场或该物业管理费及其他费用，乙方应遵守甲方或业主委员会与管理公司签订的《物业管理服务合同》的条款并严格履行相应义务。

第十六条　争议适用法律

因本合同而引起或本合同有关的争议，双方应首先通过友好协商解决。该协商须于其中一方给另一方书面通知要求协商后即时开始。在书面通知日期后的十四天内，如由于任何原因争议仍未能解决，双方可按主合同第十二条之安排处理，并适用中华人民共和国法律。

第十七条　<u>合同的补充规定</u>

如有未尽事宜，须经双方协商做出补充规定，并以文字记录及双方签署，而费用（如有）由甲方及乙方平均负担。补充规定与本合同具有同等效力。

第十八条　<u>通知</u>

根据本合同需要发出的全部通知，均须以书面形式。甲方或管理公司对乙方发出的发票、单据或其它通知，如送至该物业或挂号寄给乙方，则被视为已经送达。乙方发给甲方或管理公司通知如送交或挂号寄给甲方地址和管理公司地址，亦被视为已经送达甲方。（由该物业使用人员签收或张贴至该物业即视为送至该物业。）

甲方联系地址为：广州市天河区林和西路 3-15 号

乙方联系地址为：

第十九条　以本合同为准

凡该广场租赁活动中一切口头承诺、解释以及商业广告、文件往来与本合同不一致的，均以本合同为准。

《补充租赁合同》与《广州市房屋租赁合同》同时生效，均具有法律效力，如果本补充合同与主合同相冲突，则以本补充合同为准。本合同正本一式肆份，甲方执壹份，乙方执贰份，一份送广州房地产主管机关备案。

甲方（盖章）：
签约代表：
日期：2012.7.11

乙方（盖章）：美国 力农业集团公司 广州代表处 FOOD.INC.GUANGZHOU OFFICE
签约代表：
日期：2012.7.11

TENANCY AGREEMENT

Article 1

Landlord (hereinafter referred to as Party A)

Tenant (herein after referred to as Party B)

Upon basis of fairness and mutual benefit , The Parties hereby agree to enter into this agreement , in accordance with the law of the People's of Republic of China and other relevant regulations.

Article 2

Party A hereby agrees to lease its property located at Rm.3801, Block A, China Shine Plaza, No.9, Linhe Xi Road, Tianhe District , Guangzhou to Party B. The size of the leased property is approximately 457.5547 spm.

Article 3

Rent and the term of tenancy

The above property is hereby leased for 2 years, commencing on July24,2012 and expiring on July8,2014, and is RMB74581.4 per month.

Party B shall pay before 5th of each month.

Article 4

Party B should pay RMB 149162.8 as security deposit , Party A shall return to the entire security deposit thereon upon expiration of the tenancy or dissolve the agreement.

Article 5

The responsibilities of both parties

1. The Parties shall perform his duties according to the Principles of the Civil Law of China , the Law of the People's Republic of China, the Guangdong Province Housing Lease regulations and Guangzhou City housing rental management regulations, and other relevant regulations and obligations .
2. Both parties shall assist and support the relevant departments, the housing rental housing security, fire safety, security, family planning and production and marketing of fake and shoddy goods check work.

Article 6

The obligation and Right of Party A

1. Party A shall deliver the leased property and the related facilities to Party B according to the terms of the contract. If the rent remain being unpaid on time , Party B shall be liable to pay a late penalty fee equal to 0.5% of the month rent per day.
2. Party A shall be responsible to the other repair liabilities (See the supplemental agreement
3. If Party A transfer its lease during the term of tenancy,shall written notice to Party B at 3 months prior (not less than 3 moths), if take the hose as mortgage shall written to Party B advance 90 days.
4. Party A shall have the right to terminate this agreement repossess the leased property and put in a claim for damages if Party B alters the structure of the leased property without authorization or uses the leased property other than for the purpose or fail to pay rent more than 6 moths.

Article 7

The obligation and Right of Party B

1. Party B shall be liable to pay a late penalty fee equal to 0.5% of the moth rent per day.
2. Party B shall be be responsible to the other repair liabilities (See the supplemental agreement)
3. Up expiration of the tenancy, the lease property shall be resumed to Party A, if the parties hereon continue to this agreement shall consult to sign the new contract before 90 days.

Article 8

Other provisions ((See the supplemental agreement)

Article 9

Should either Party hereto fail to execution this agreement in accordance with the provisions herein or violates any provision and regulation of this law within a reasonable period after receiving demand for payment , the loss for this reason should be charged by the defaulting party shall compensate its loss.

Article 10

Should either Party hereto be prevented from executing the contract by force majeure during the term of tenancy , Both parties shall through consolations according to the relevant regulations.

Article 11

This agreement shall be printed in 4 copies, of which each party shall one each , and Street rental housing registration service center shall have 1 copy.

Article 12

In the event and dispute arising in the course of carrying into effect this Agreement cannot be settled through consultations between the parties hereto, such dispute shall be sue to people court lawfully or apply to the Arbitration Commission.

Article 13

This agreement shall take effect on the date signed by both parties .

Party A	**Party B**
Representative	**Representative :**
ID No.	**ID No.**
Entrusted Agent **ID No.**	**Entrusted Agent :** **ID No.**
Contact number :	**Contact number :**
Dated	**Date**

SUPPLEMENTARY LEASE AGREEMENT

The conclusion of the supplementary lease agreement(hereinafter referred to as the supplementary agreement) for both sides

Landlord (hereinafter referred to as Party A) : Guangzhou Yao Zhong Real estate development Co., Ltd.
Address :
Representative:

Tenant (herein after referred to as Party B) : Rm.3801, Block A, China Shine Plaza, No.9, Linhe Xi Road, Tianhe District , Guangzhou
Address :
Representative

Party A hereby agree to lease its property to Party B , whereby both parties, through full consultation, make and enter into this Supplementary Lease Contact to be faithfully observed by both parties . The Supplementary Lease Contact is an integral part of " Guangzhou City Property Lease Contract (hereinafter referred to as " the Master Contract").

Article 1: Name, Address and Area of the Property

Rm.3801, Block A, China Shine Plaza, No.9, Linhe Xi Road, Tianhe District , Guangzhou (hereinafter referred to as "The Plaza") to as "This Property")

Article 2: Purpose

This property is only used as the office.

Article 3: Lease Period

The Lease Period is hereby leased for a term of 3 years commencing on July 9,2013and expiring on July8,2013

Article 4: Rental, Management Fees, Electricity Fees and other Expenses

1. Party B shall pay RMB 74581.4 to Party A each month , but not include the management fees and other expenses incurred during the lease period. and the rental will be before the 3th of each month in the Gregorian calendar as the designated bank account , otherwise it shall be as default. The Party A may be executed in accordance with the provisions of the supplementary contract Article 9(2.1)
2. Management Fees shall be paid RMB 12811.5 by Party B to the Cost Management Company. according to the time at the payment notice. Otherwise Overdue is regarded as the default, Party A may be executed in accordance with the provisions of the supplementary contract Article 9(2.1)
3. Party B shall paid RMB174785.86 (equivalent to two months' rentals or management Fees) as security for Party B's obligations hereunder. At the expiry of the lease period and after the contract is terminated ,Party A will return the Security deposit without inters to Party B within 14 five working days after Party B pays off all rentals and the relevant expenses and fully performs the liabilities and obligations thereof .

4. Party B shall pay one rental and management payment (equivalent to RMB 87392.93), This payment shall be as the currently month rental and Management Fee when Party A deliver the leased property to Party B.. If Party B in the month on the first day of non property date, Party B should be in the second month third working days to Party A the first month lease back the actual rent.

5. Party B shall have the rent- free period for 15 days(July 9,201during which Party B does not need to pay the rental but has to pay the real property management fees . Party A shall have the right to pursuit the the during the term of term of tenancy

Article 5 Methods for Paying Electricity Fees, Phone Fees

1. Electricity fees—Party B shall pay the electricity fees according to the actual power consumption and the government's charge standard at the end of each month.
2. Telecommunications Fee- Party B's telephone charges (including the local call, long-distance call and international long-distance call fees), the fax, broadband network and other telecommunication and line rent/use fees shall be paid by Party B according to the bills issued by the city telephone bureau and the relevant organization.

Article 6 Payment

Party B shall pay the security deposit , rental and other fees in RMB. The rental shall be deposited into the bank.
The Bank A/C designated by Party A : Bank of China Guangzhou Lihe Xi Branch
Beneficiary Name : Guangzhou Yao Zhong Property Management Co., Ltd.
Bank Account No.: 6990-5775-4146

Management Fees &Security deposit
The Bank A/C designated by Party A : Bank of China Guangzhou Lihe Xi Branch
Beneficiary Name : Guangzhou Yao Zhong Real estate development Co., Ltd.
Bank Account No.: 7107-5775-4143

Article Indoor decoration facilities
Party A shall provide the following indoor decoration facilities to Party B for use during the lease period:
1. Central air-conditioning system
2. Automatic sprinkler system and Smoke detector
3. Ceilings and glass door interval
4. Indoor ceiling lighting lamp panel
5. Floating platform even carpet

Article 7: Appointment for a temporary visit to the leased property

Party A can take the new tenant into the property for an inspection on condition that it has given Party

B a prior notice and with the Party B agreement.

Article 9: Party B's liabilities

Party B agrees to abide by the following terms and conditions during the lease period:

1. To accept the unified management of the management company and observe the plaza decoration manual and the daily management matters of the public places and facilities in the plaza and the real property

management rules worked out and amended from time to time to ensure the mutual benefit or interests of both parties.

2. Party B shall pay the rental, management fees, electricity fees and all other relevant fees and expenses on a timely basis. In the event of any failure of such payment, Party A may exercise the following rights to Party B:

(1.1) Where Party B fail to pay the due rental beyond 7 working days, Party A has the right to send a written notice to Party B through the management Company, asking Party B to immediately pay the rental, if any ,where Party B Where Party B fails to pay in full the arrears within14 days after the receipt of the written notice, Party A shall have the right to resume the property and retains the right to recover the rental and any other losses.

(1.2) Where Party B fails to pay the due rental, management fees and electricity fees beyond 7 working days, Party A has the right to send a written notice to Party B through the management company, asking Party B to immediately pay off the arrears and the default penalty, if any. Where Party B fails to pay in full the arrears within 14 days after the receipt of the written notice, Party A has the right to ask the management company to stop the supply of power to the property, the central air-conditioner or any other facilities within the plaza
A has the right to ask the management company to stop the supply of power to the property, the central air-conditioner or any other facilities within the plaza.

In does not affect the rights and interests of Party A (including but not limited to this Article (i)
and (ii), Party B fails to pay the due rental on time, The Party B shall have the right to resume the property and shall collect a default penalty as 0.5% of the total arrears.

3. During the lease period, Party B must take the rational measures to keep the equipment and decoration facilities within the property in good order and condition (except for the natural depreciation and the damages caused by reasons as stipulated in Article 13). Party B shall not change the structure of the property, purpose and decoration without permission. Where Party B causes any damages to this property and its equipment and decoration facilities on purpose or by mistake, he/she/it must be liable for restoring it into the previous state or condition (except for the natural depreciation and the damages caused by reasons as stipulated in Article
13) or compensating for the reasonable economic losses thus incurred, and for maintaining or repairing the central air-conditioning facilities and equipment (including the firefighting, security, air conditioner and electric appliance and other relevant systems) involved with the damages within the property, which shall be maintained and repaired by the professional repairman in this plaza or in this property designated by the management company, but the expenses thus incurred shall be borne by Party B. Where Party B needs to have this property re-decorated, the written permission must be obtained from Party A before Party B appoints a decoration engineering company for the decoration, but the redecoration expenses and the relevant expenses related to the redecoration shall be borne by Party B accordingly.

4. Responsible for the general cleaning within the property.

5.to keep the interior of the property in clean and perfect order and condition (except for the natural depreciation and the damages caused by reasons as stipulated in Article 13, including but not only limited to the floor paving, interior redecoration or the surface materials for walls, floor and ceilings and all kinds of appurtenances to the real property, such as, doors and windows, electrical lines and electrical installations, all of which must be kept in clean and good order and condition). Where any damage is caused to the property by Party B or his/her/its visitor or guest, the expenses for the repair and maintenance caused to Party A shall be paid in full by Party B accordingly.

6. Take all proper measures to protect the interior of this property from being damaged before a rainstorm.

7. He/she/it shall not permit any other person(s) to put any article (s) beyond the design load (450 kilograms per square meter) on the floor of this property.

8. He/she/it shall not permit any other person(s) store weapons, ammunition, saltpeter, gunpowder, kerosene within this property or engage in any other illegal or hazardous and explosive activities.

9. To Ensure the conducting operating activities in the property is legitimate, and apply for the license and other relevant documents according to the relevant laws and regulations, shall not permit any other person(s) to use this property for any illegal activities.

10. He/she/it shall not permit any other person(s) public auction, funeral., medical, pornography, gambling, wholesale and retail activities

11. He/she/it shall not permit any other person(s) to pile up or leave or retain locker, furniture, rubbish in the elevator lobby, staircase, passage and any other public places on either floor of the plaza so that it may block the access or passage.

12.At the expiry of the lease period or where both parties thereto agree to terminate thereof in advance according to the terms and conditions thereof, Party B must keep it in good order and condition,Party B shall still be liable for paying the rental and management fees for the period from the first day after the termination date of this contract until the day the handover procedures are property handled, but the payment of the expenses does not mean the continuance of the leasehold between both parties and at the same time Party B shall be liable for compensating to Party A for any losses thus incurred.

13. Party B shall not or permit any other person(s) to hang any billboards or advertising signs or posters before obtaining the written consent from Party A and the management company, but Party B can hang any billboards or advertising signs or posters in the place(s) or where as agreed upon by the written consent by Party A and the Management Company.

14.He/she/it shall not permit any other person(s) to stay overnight within this property without the special permission.

15.Party B shall have right to decide to purchase the necessary insurance under the circumstances, including but not only limited to the coverage of the office property insurance, etc.

16. Where the central systems related to water, electricity, gas, firefighting, telecommunication, air-conditioning and sewage disposal in the decoration process are involved with any connection, change or movement or removal, the written consent must be obtained from the management company and the management company will appoint the construction team for the engineering construction, if necessary, but the expenses thus incurred shall be borne by Party B.

17. Party B shall not sublease, underlease or provide the property, in whole or in part, to any third party for use without compensation or by any other means without obtaining the written consent from Party A. Where Party B is in breach of this provision, Party B shall be deemed as have unilaterally violated the contract, the contract shall be terminated as from the day the property is subleased, underleased or provided to any third party for use without compensation or by any other means, but the security deposit shall not be returned and all losses thus incurred to Party A shall be fully compensated by Party B.

Article 10 Termination thereof

where Party B is in breach of any terms and conditions thereof or unilaterally terminates thereof during the lease period, Party A shall have the right to stop the supply of power to the property, the central air-conditioner or any other facilities within the plaza and confiscate the lease security deposit paid by Party B, terminate this contract and instruct Party B to return this property according to the requirements as stipulated herein within 14 days after the receipt of the notice in writing and Party shall remove all indoor items , otherwise the goods will be deemed abandoned by Party A and to compensate the other losses of Party B.

During the lease period, either party shall not unilaterally cancel or terminate thereof until the contract is terminated at its expiry. Where the Party in breach shall have the right to compensate the losses, Except for the right to the defaulting party to recover the lease duration of total additional rent, and also can charge 20% of the total rent according to the lease contract within.

Article 11 Liabilities of Party A

Party A agrees to abide by the following terms and conditions during the lease period:

1. He/she/it shall provide the property with the proper office conditions within the time as prescribed in Article 3 thereof.
2. Party A shall not disturb the use of this property by Party B under the legal condition (except for the circumstances as provided for in Article 8 thereof).
3. Have the right to normally use this property and be free of the public places in the plaza on the condition of guaranteeing Party B, its staff and visitors or guests against violating any leasehold terms and conditions and the legal regulations within the lease period.
4. Guarantee that Party B's right to lease and use this property will not be negatively affected by any mortgage, lease agreement or any other contractual arrangements. In the performance thereof, Party B's legitimate rights and contractual rights shall be rationally guaranteed no matter how the ownership or creditor's right of this property changes, or otherwise, Party B has the right to cancel thereof and ask for the return of the security deposit (without interests) paid by Party B and the prepaid rental and management fees, etc., and compensate to Party B for the economic losses thus incurred. Likewise, Party A shall guarantee that his/her/its right and obligation assignee will undertake the whole duties and responsibilities to be performed by Party A to Party B.
5. He/she/it shall guarantee during the lease period, as follows:

This property is built and maintained according to the relevant construction and firefighting regulations; This property is suitable for office purpose; Prompt the management company in the plaza to conduct the regular security inspection, maintenance and repair of the public places and equipment in the plaza; Be liable for handling all legal registration and record procedures related thereto and the expenses thus incurred shall be borne by both parties according to the relevant regulations.

Where Party A sells or transfers this property to any third party, Party A shall give a written notice to Party B within 30 days prior to such sales or transfer, and Party B is entitled to a pre-emptive right to buy this property under equal conditions. It shall be deemed that Party B waive the pre-emptive to purchase it if Party B fails to submit a written notice for the pre-emptive purchase within seven working days after Party A sends the written notice to Party B. Furthermore, Party A shall prompt the assignee to issue a written certificate to Party B to confirm that all terms and conditions thereof shall be binding upon the assignee. Where Party A is in breach of any statement, guarantee or any other obligations under this contract, Party A shall compensate to Party B for any losses, damages and expenses thus caused by his/her/its breach of contract.

Article 12 Renewal

Party B must expresses the intention to extend thereof in the written form within 3 months prior to the expiration thereof, and provide the specific conditions for the renewal and signed the new contract or otherwise, this contract shall be terminated at the expiry thereof.

Article 13 Force Majeure

Where this property or any part thereof is damaged or destroyed due to the fire, smoke, water, rainstorm, wind, typhoon, defective construction, white ants, earthquake or any unpredictable or unforeseeable disaster or any other force majeure events, Party B shall terminate the payment of the rental, management fees and any other fees or the reasonable part of the above-mentioned fees or expenses according to the nature and extent of such damages or destruction until this property is restored to the proper state or condition for use. Where it is not corrected within one month after the damage or destruction, Party B has the right to notify Party A in written form to cancel thereof and the contract shall be terminated as from the time the notice is sent. Party A shall return all prepaid rentals and security deposits within 14 days without interests to Party B after the receipt of the contract termination notice and by then both parties thereto shall be mutually waived of any further obligations as stipulated herein.

Article 14: Any other expenses

All registration fees and stamp duty and any other fees related to this contract shall be borne by Party A and Party B according to the regulations of Guangzhou Municipal Government.

Article 15 Management Company

The management company, namely Square business Main Committee in accordance with the law the selected professional Property Management Company shall be liable for provides the management service and collecting the real property management fees and other fees of this Plaza or the property, Party B shall observe Party A or the owners' committee and signed a management company "property management services contract" terms and strictly complex corresponding obligations.

Article 16 Applicable law for any dispute

In case of any dispute or any divergences arising therefrom or in connection with its performance, it shall, first of all, be settled by Party A and Party B in a friendly manner and in good faith, Such a consultation shall not commence until one party gives the other party a written notice, asking for the consultation. In case no settlement can be reached for any dispute within 14 after the date of the written notice, either party thereto can file a lawsuit to the local People's Court with the jurisdiction in the place where the real property is located.

Article 17 Supplementary provision

Anything not covered in this contract will be discussed separately for a settlement by both parties through amiable consultation and supplementary agreement thereto shall be signed correspondingly and the expenses, if any, shall be borne by Party A and Party B on an equal footing. The supplementary provisions thereto shall be equally authentic.

Article 18 Notices

Any notice required under this Agreement shall be in written form. If Party A or the Management company to Party B issued invoices, documents, or other notice, such as to the property or registered to Party B, is deemed to have been served. If Party B have give the notice to Party A or the management company delivery to its registered address and the Manage company address, also be deemed to have been served on the party. (by the use of property personnel to sign or post to the property is deemed to be sent to the property)

Party A's address : No.3-15,Linhe Xi Road, Tianhe District , Guangzhou City

Party B's Address:

Article 19 This contract shall prevail

This contract shall prevail in the event that any commitments or oral promises, interpretations, commercial advertisements and documents related to the Plaza leasehold activities are inconsistent with this contract.

"Supplementary Lease Contact" and "Guangzhou City Property Lease Contract" are simultaneously effective and equally authentic. Where this Supplementary Lease Contact is in conflict with the master contract, this Supplementary Lease Contact shall prevail. This contract shall be executed in duplicate, each of which shall be held by Party A and Party B respectively.

Party A:

Representative

Dated

Party B:

Representative :

Date